UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	June 12, 2017
(Date of earliest event reported)	June 12, 2017

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 8.01	Other Events

Update Regarding Litigation Related to the Merger

As previously announced, on March 28, 2017 and April 7, 2017, two putative class action lawsuits captioned Juergen Krueger, Individually And On Behalf Of All Others Similarly Situated v. ONEOK Partners, L.P., et al  (the “First Complaint”) and Max Federman, On Behalf of Himself and All Others Similarly Situated v. ONEOK Partners, L.P., et al  (the “Second Complaint,” and together with the First Complaint, the “Complaints”) were filed in the United States District Court for the Northern District of Oklahoma against ONEOK Partners, L.P. (“ONEOK Partners,” “we” or “us”) and each of the members of the ONEOK Partners Board of Directors as defendants.  The Complaints allege that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder, by causing a materially incomplete and misleading preliminary proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2017. Both Complaints seek various forms of relief, including injunctive relief and an award of attorneys’ fees and expenses.

On June 1, 2017, the plaintiffs in the actions agreed to dismiss their individual claims as moot, with prejudice, in return for ONEOK Partners’ agreement to make the supplemental disclosures set forth herein. On June 12, 2017, ONEOK Partners filed this Current Report on Form 8-K with the SEC making supplemental disclosures to the definitive proxy statement on Schedule 14A filed by ONEOK Partners with the SEC on May 22, 2017 (the “Proxy Statement”) in connection with the solicitation of proxies for the Special Meeting. The plaintiffs may seek an award of attorneys’ fees in connection with the lawsuits, and the parties have reserved all rights and arguments in connection with any such claim.

Supplemental Proxy Statement Disclosure

ONEOK Partners is electing to make the supplemental disclosures to the Proxy Statement set forth below in response to the putative class action complaints and solely for the purpose of mooting the allegations contained therein. ONEOK Partners denies the allegations of each of the class action complaints, and denies any violation of law. ONEOK Partners believes that the Proxy Statement disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. ONEOK Partners is disclosing this information solely to eliminate the burden and expense of further litigation.

If you have any questions concerning the merger or this supplement to the Proxy Statement, would like additional copies or need help voting your ONEOK Partners common units, please contact ONEOK Partners' proxy solicitor:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Banks and Brokers Call: (203) 658-9400
All Others Call Toll Free: (800) 662-5200
Email: ONEOKinfo@morrowsodali.com

Voting Matters

If you have already returned your proxy or provided voting instructions, you do not need to take any action unless you wish to change your vote. Proxies already returned by shareholders will remain valid and will be voted at the special meeting unless revoked. If you have not yet returned your proxy card or submitted your voting instructions, please complete the card or submit instructions. Information regarding how to vote your shares, or revoke your proxy or voting instructions, is available in the Proxy Statement.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, ONEOK Partners makes the following amended and supplemental disclosures:

The table on page 54 of the Proxy Statement is amended and restated in its entirety as follows:

	Years Ending December 31,
	2017E	2018E	2019E	2020E	2021E
	(Millions of dollars, except per share/unit amounts and commodity prices)
Commodity price assumptions
Henry Hub Natural Gas ($/MMBtu)	$3.00	$2.90	$3.15	$3.20	$3.30
NGL Composite ($/gallon) (1)	$0.51	$0.54	$0.61	$0.67	$0.71
WTI Crude Oil ($/Bbl)	$45.00	$54.00	$60.00	$65.00	$67.00

ONEOK Partners
Net Income	$1,162	$1,418	$1,547	$1,651	$1,718
Depreciation and amortization	402	417	437	451	469
Interest expense (net of capitalized interest)	421	471	496	518	530
Income taxes and other	9	8	7	8	8
Adjusted EBITDA (2)	$1,994	$2,314	$2,487	$2,628	$2,725
Interest expense (net of capitalized interest)	(421)	(471)	(496)	(518)	(530)
Maintenance capital	(150)	(164)	(169)	(173)	(179)
Equity earnings from investments	(160)	(163)	(165)	(170)	(178)
Distributions received from unconsolidated affiliates	200	209	209	210	214
Other	(16)	(25)	(28)	(30)	(31)
Distributable cash flow (3)	$1,447	$1,700	$1,838	$1,947	$2,021
Distributions per unit	$3.19	$3.37	$3.59	$3.86	$4.14

ONEOK
Net income attributable to ONEOK	$442	$472	$553	$582	$628
Depreciation and amortization	3	3	3	3	3
Deferred income taxes	122	79	74	31	25
Equity in earnings of ONEOK Partners	(719)	(850)	(939)	(1,025)	(1,098)
Distributions from ONEOK Partners	802	872	962	1,068	1,180
Equity compensation reimbursed by ONEOK Partners	29	30	31	33	34
Energy services realized working capital	(9)	(4)	(1)	(1)	(1)
Other	8	9	8	8	8
Total cash flows	$678	$611	$691	$699	$779
Capital expenditures	(7)	(6)	(7)	(6)	(6)
Cash flow available for dividends (4)	$671	$605	$684	$693	$773
Dividends per share	$2.49	$2.64	$2.85	$3.12	$3.42

Pro Forma ONEOK
Adjusted EBITDA (2)	$1,994	$2,314	$2,487	$2,615	$2,712
Distributable cash flow (3)	$1,370	$1,658	$1,808	$1,917	$2,010
Dividends per share (5)	$2.98	$3.28	$3.61	$3.97	$4.36
(1) NGL Composition: 21% Ethane, 52% Propane, 17% Normal Butane, 6% Iso-Butane and 4% Natural Gasoline.
(2) Adjusted EBITDA is a non-GAAP measure of financial performance and is defined as net income adjusted for interest expense, depreciation and amortization, income taxes, allowance for equity funds used during construction and certain other noncash items.
(3) Distributable cash flow is a non-GAAP measure of financial performance and is defined as adjusted EBITDA, computed as described above, less interest expense, maintenance capital expenditures and equity earnings from investments, adjusted for cash distributions received and certain other items.
(4) Cash flow available for dividends is a non-GAAP measure of financial performance and is defined as cash distributions declared from ONEOK’s ownership in ONEOK Partners adjusted for ONEOK’s standalone interest expense, corporate expenses, excluding certain noncash items, payments related to released contracts from ONEOK’s former energy services business, capital expenditures and equity compensation reimbursed by ONEOK Partners.
(5) 2017E dividend of $0.745 per share annualized; thereafter, reflects dividend growth of 10% per annum.

The table on page 55 of the Proxy Statement is amended and restated in its entirety as follows:

	Years Ending December 31,
	2017E	2018E	2019E	2020E	2021E
	(Millions of dollars, except per share/unit amounts and commodity prices)
Commodity price assumptions
Henry Hub Natural Gas ($/MMBtu)	$3.00	$3.00	$3.00	$3.00	$3.00
NGL Composite ($/gallon) (1)	$0.51	$0.52	$0.51	$0.55	$0.57
WTI Crude Oil ($/Bbl)	$45.00	$50.00	$50.00	$50.00	$50.00

ONEOK Partners
Net Income	$1,103	$1,298	$1,374	$1,394	$1,419
Depreciation and amortization	419	463	484	503	509
Interest expense (net of capitalized interest)	402	418	428	435	447
Income taxes and other	10	8	7	8	8
Adjusted EBITDA (2)	$1,934	$2,187	$2,293	$2,340	$2,383
Interest expense (net of capitalized interest)	(419)	(463)	(484)	(503)	(509)
Maintenance capital	(150)	(164)	(169)	(173)	(179)
Equity earnings from investments	(156)	(155)	(156)	(159)	(164)
Distributions received from unconsolidated affiliates	191	199	196	196	197
Other	(15)	(23)	(25)	(27)	(28)
Distributable cash flow (3)	$1,385	$1,581	$1,655	$1,674	$1,700
Distributions per unit	$3.16	$3.24	$3.36	$3.50	$3.66

ONEOK
Net income attributable to ONEOK	$423	$428	$485	$479	$502
Depreciation and amortization	3	3	3	3	3
Deferred income taxes	122	86	81	38	32
Equity in earnings of ONEOK Partners	(690)	(780)	(829)	(862)	(898)
Distributions from ONEOK Partners	790	820	868	926	990
Equity compensation reimbursed by ONEOK Partners	28	30	31	32	33
Energy services realized working capital	(9)	(4)	(1)	(1)	(1)
Other	1	—	(2)	1	1
Total cash flows	$668	$583	$636	$616	$662
Capital expenditures	(7)	(6)	(6)	(5)	(5)
Cash flow available for dividends (4)	$661	$577	$630	$611	$657
Dividends per share	$2.46	$2.51	$2.62	$2.76	$2.92

Pro Forma ONEOK
Adjusted EBITDA (2)	$1,934	$2,187	$2,293	$2,340	$2,383
Distributable cash flow (3)	$1,290	$1,509	$1,592	$1,618	$1,648
Dividends per share (5)	$2.98	$3.28	$3.61	$3.86	$3.92
(1) NGL Composition: 21% Ethane, 52% Propane, 17% Normal Butane, 6% Iso-Butane and 4% Natural Gasoline.
(2) Adjusted EBITDA is a non-GAAP measure of financial performance and is defined as net income adjusted for interest expense, depreciation and amortization, income taxes, allowance for equity funds used during construction and certain other noncash items.
(3) Distributable cash flow is a non-GAAP measure of financial performance and is defined as adjusted EBITDA, computed as described above, less interest expense, maintenance capital expenditures and equity earnings from investments, adjusted for cash distributions received and certain other items.
(4) Cash flow available for dividends is a non-GAAP measure of financial performance and is defined as cash distributions declared from ONEOK’s ownership in ONEOK Partners adjusted for ONEOK’s standalone interest expense, corporate expenses, excluding certain noncash items, payments related to released contracts from ONEOK’s former energy services business, capital expenditures and equity compensation reimbursed by ONEOK Partners.
(5) 2017E dividend of $0.745 per share annualized; thereafter, reflects dividend growth of 10% per annum.

Forward Looking Statements

This filing contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates”, “believes,” “expects”, “intends”, “plans”, “projects”, “will”, “would”, “should”, “may”, and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect ONEOK and ONEOK Partners’ current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction involving ONEOK and ONEOK Partners, including future financial and operating results, ONEOK’s and ONEOK Partners’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts, including future results of operations, projected cash flow and liquidity, business strategy, expected synergies or cost savings, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this filing will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. These risks and uncertainties include, without limitation, the following:

•	the ability to obtain the requisite ONEOK stockholder and ONEOK Partners unitholder approvals relating to the proposed transaction;

•
the risk that ONEOK Partners or ONEOK may be unable to obtain governmental and regulatory approvals required for the proposed transaction, if any, or required governmental and regulatory approvals, if any, may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the timing to consummate the proposed transaction;

•	the risk that the cost savings, tax benefits and any other synergies from the transaction may not be fully realized or may take longer to realize than expected;

•	disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers;

•	the possible diversion of management time on merger-related issues;

•	the impact and outcome of pending and future litigation, including litigation, if any, relating to the proposed transaction;

•	the effects of weather and other natural phenomena, including climate change, on ONEOK and/or ONEOK Partners operations, demand for ONEOK and/or ONEOK Partners services and energy prices;

•
competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel;

•	the capital intensive nature of our businesses;

•	the profitability of assets or businesses acquired or constructed by us;

•	our ability to make cost-saving changes in operations;

•	risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties;

•	the uncertainty of estimates, including accruals and costs of environmental remediation;

•	the timing and extent of changes in energy commodity prices;

•
the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives and authorized rates of recovery of natural gas and natural gas transportation costs;

•	the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers’ desire and ability to obtain necessary permits; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities;

•	difficulties or delays experienced by trucks, railroads or pipelines in delivering products to or from our terminals or pipelines;

•	changes in demand for the use of natural gas, NGLs and crude oil because of market conditions caused by concerns about climate change;

•	conflicts of interest between ONEOK, ONEOK Partners, ONEOK Partners GP, L.L.C. and related parties of ONEOK, ONEOK Partners, and ONEOK Partners GP, L.L.C.;

•
the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in equity and bond market returns;

•
our indebtedness could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt, or have other adverse consequences;

•	actions by rating agencies concerning the credit ratings of ONEOK and ONEOK Partners;

•
the results of administrative proceedings and litigation, regulatory actions, rule changes and receipt of expected clearances involving any local, state or federal regulatory body, including the Federal Energy Regulatory Commission (FERC), the National Transportation Safety Board, the Pipeline and Hazardous Materials Safety Administration (PHMSA), the U.S. Environmental Protection Agency (EPA) and the U.S. Commodity Futures Trading Commission (CFTC);

•	our ability to access capital at competitive rates or on terms acceptable to us;

•
risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling or extended periods of ethane rejection;

•	the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant;

•	the impact and outcome of pending and future litigation;

•	the ability to market pipeline capacity on favorable terms, including the effects of:

◦	future demand for and prices of natural gas, NGLs and crude oil;

◦	competitive conditions in the overall energy market;

◦	availability of supplies of Canadian and United States natural gas and crude oil; and

◦	availability of additional storage capacity;

•	performance of contractual obligations by our customers, service providers, contractors and shippers;

•	the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances;

•
our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems;

•	the mechanical integrity of facilities operated;

•	demand for our services in the proximity of our facilities;

•	our ability to control operating costs;

•	acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’ or shippers’ facilities;

•	economic climate and growth in the geographic areas in which we do business;

•	the risk of a prolonged slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets;

•	the impact of recently issued and future accounting updates and other changes in accounting policies;

•	the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions in the Middle East and elsewhere;

•	the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;

•
risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•	the impact of uncontracted capacity in our assets being greater or less than expected;

•	the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates;

•	the composition and quality of the natural gas and NGLs supplied to ONEOK Partners gathering system and processed in ONEOK Partners plants and transported on ONEOK Partners pipelines;

•	the efficiency of our plants in processing natural gas and extracting and fractionating NGLs;

•	the impact of potential impairment charges;

•	the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting;

•	our ability to control construction costs and completion schedules of our pipelines and other projects; and

•	the risk factors listed in the reports ONEOK and ONEOK Partners have filed and may file with the Securities and Exchange Commission (the “SEC”), which are incorporated by reference.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither ONEOK nor ONEOK Partners undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of ONEOK and ONEOK Partners on file with the SEC. ONEOK’s and ONEOK Partners’ SEC filings are available publicly on the SEC’s website at www.sec.gov.

Additional Information And Where To Find It

This communication is not a solicitation of any vote, approval, or proxy from any ONEOK stockholder or ONEOK Partners unitholder. In connection with the proposed transaction, ONEOK filed with the SEC a registration statement on Form S-4, as amended (the “Form S-4”), which includes a prospectus of ONEOK and a joint proxy statement of ONEOK and ONEOK Partners. The Form S-4 was declared effective by the SEC on May 11, 2017, and the definitive joint proxy statement/prospectus was filed with the SEC by both ONEOK and ONEOK Partners on May 19, 2017. Each of ONEOK and ONEOK Partners may also file other documents with the SEC regarding the proposed transaction. The definitive joint proxy statement/prospectus was mailed to stockholders of ONEOK and unitholders of ONEOK Partners on or about May 25, 2017. This document is not a substitute for any prospectus, proxy statement or any other document which ONEOK or ONEOK Partners may file with the SEC in connection with the proposed transaction. ONEOK and ONEOK Partners urge investors and their respective stockholders and unitholders to read the Form S-4 and any other relevant documents filed with the SEC, including the definitive joint proxy statement/prospectus that is part of the Form S-4, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction (when they become available), free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from ONEOK’s website (www.oneok.com) under the tab “Investors” and then under the heading “SEC Filings”. You may also obtain these documents, free of charge, from ONEOK Partners’ website (www.oneokpartners.com) under the tab “Investors” and then under the heading “SEC Filings.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	June 12, 2017	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs